SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2016

REJUVEL BIO-SCIENCES, INC.

(Exact name of Company as specified in its charter)

Florida	0-53698	27-1116025
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15800 Pines Blvd. Suite 3116 Pembroke Pines, Florida 33027
(Address of principal executive offices)
(800) 670-0448
(Company’s Telephone Number) Chase Bank Building 150 SE 2nd Ave, Suite 403 Miami, Florida 33131 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

Effective September 28, 2016, the Board of Directors of Rejuvel Bio-Sciences, Inc., a Florida corporation (the “Company”), with the approval of a majority of its shareholders by written consent, approved the issuance of 17,253 shares of Series A Preferred Stock at a price per share of $2.898, to our President and Director, in exchange for the cancellation of $50,000 of indebtedness.

Effective September 28, 2016, the Board of Directors of Rejuvel Bio-Sciences, Inc., a Florida corporation (the “Company”), with the approval of a majority of its shareholders by written consent, approved the issuance of 6,896,552 shares of Series C Preferred Stock at a price per share of $0.0029, to our President and Director, in exchange for the cancellation of $20,000 of indebtedness.

Effective November 1, 2016, the Board of Directors of Rejuvel Bio-Sciences, Inc., a Florida corporation (the “Company”), with the approval of a majority of its shareholders by written consent, approved the issuance of 330,000,000 shares of Common Stock at a price per share of $0.001, to our President and Director, in exchange for the cancellation of $330,000 of indebtedness.

We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuance did not involve a public offering, the recipient took the securities for investment and not resale, the recipient took securities in exchange for other securities already held in the Company, we took appropriate measures to restrict transfer, and the recipient had access to similar documentation and information as would be required in a Registration Statement under the Act. No underwriters or agents were involved in the foregoing issuance and the Company paid no underwriting discounts or commissions.

Item 5.03 – AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

On October 29, 2016, the Company filed a Certificate of Amendment with the Florida Secretary of State to increase its authorized capital of its common stock to One Hundred Billion (100,000,000,000) shares of Common Stock, par value $0.001 per share. The Increase in Authorized was effective with the Florida Secretary of State on October 29, 2016, when the Certificate of Amendment was filed. The Increase in Authorized was approved by the Board of Directors and the shareholders holding a majority of the total issued and outstanding shares of common stock on October 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rejuvel Bio-Sciences, Inc. Date: November 10, 2016 By: /s/ Charles J. Scimeca Charles J. Scimeca President and CEO